Exhibit 21

HEALTHSOUTH CORPORATION

SUBSIDIARY LIST

Subsidiary Name	State of Incorporation	D/B/A Names
Advantage Health Harmarville Rehabilitation Corporation	PA

Harmarville Home Health Agency; West Penn Hospital HealthSouth Outpatient Rehabilitation Center; HealthSouth Washington Outpatient Rehabilitation Center; HealthSouth Rehabilitation Center - Natrona Heights; Harmarville Transitional Rehabilitation Unit

Advantage Health, LLC	DE	HealthSouth Sports Medicine & Rehabilitation Center of Shelton; Advantage Health Sports Therapy North, Inc.; HealthSouth St. Joseph's Healthcare Center
AnMed Enterprises, Inc./HealthSouth, L.L.C.	SC	AnMed Health Rehabilitation Hospital, an affiliate entity of AnMed Health and HealthSouth Corporation
BJC / HEALTHSOUTH Rehabilitation Center, LLC	AL	The Rehabilitation Institute of St. Louis
Baton Rouge Rehab, Inc.	DE	HealthSouth Rehabilitation Hospital of Baton Rouge; HealthSouth WorkAble; The Rehabilitation Hospital of Baton Rouge
Beaumont Rehab Associates Limited Partnership	DE	HealthSouth Rehabilitation Center - Beaumont; HealthSouth Rehabilitation Center - Jasper; HealthSouth Rehabilitation Center - Nederland; HealthSouth Rehabilitation Hospital of Beaumont
Central Arkansas Rehabilitation Associates, L.P.	DE	Catholic Health Initiatives St Vincent Rehabilitation Hospital In Partnership with HEALTHSOUTH
CMS Development and Management Company, Inc.	DE
CMS Elizabethtown, Inc.	DE
CMS Fayetteville Rehabilitation, Inc.	DE	HEALTHSOUTH Sports Medicine & Rehabilitation Center - Mid-Cities
CMS Jonesboro Rehabilitation, Inc.	DE

HealthSouth Rehabilitation Center of Blytheville; HealthSouth Rehabilitation Hospital of Jonesboro; HealthSouth Rehabilitation Center of Jonesboro; HealthSouth Rehabilitation Center of Newport; HealthSouth Rehabilitation

CMS Rehab of WF, L.P.	DE

HealthSouth Home Health Services; HealthSouth Rehabilitation Center - Burkburnett; HealthSouth Rehabilitation Center - Vernon; HealthSouth Rehabilitation Center - Wichita Falls; HealthSouth Rehabilitation Center - Seymour; HealthSouth Rehabilitation Hospital of Wichita Falls; Wichita Falls Rehabilitation Hospital; HealthSouth Home Health Agency of Wichita Falls

Central Louisiana Rehab Associates LP	DE	HealthSouth Rehabilitation Hospital of Alexandria
Collin County Rehab Associates Limited Partnership	DE	HealthSouth Plano Rehabilitation Hospital; HealthSouth Rehabilitation Specialists-Lewisville; HealthSouth Rehabilitation Specialists - Plano; HealthSouth Plano Laboratory for Sleep Disorders
Continental Medical of Kentucky, Inc.	DE
Continental Medical Systems, Inc.	DE	HEALTHSOUTH West Gables Rehabilitation Hospital
Continental Rehabilitation Hospital of Arizona, Inc.	DE
DHC Subsidiary Dissolution Corporation	GA
Former Surgery Holdings, LLC	DE
Gamma Knife Center at Barnes-Jewish Hospital LLC	MO
HCA Wesley Rehabilitation Hospital, Inc.	DE	Wesley Rehabilitation Hospital, An Affiliate of HEALTHSOUTH
HealthSouth /GHS, LLC	PA

Geisinger HEALTHSOUTH Rehabilitation Hospital; Geisinger HEALTHSOUTH Rehabilitation Center of Danville; Geisinger HEALTHSOUTH Rehabilitation Center of Berwick; Geisinger HEALTHSOUTH Rehabilitation Center of Mt. Pocono

HealthSouth Aviation, LLC	DE
HEALTHSOUTH LTAC of Sarasota, Inc.	DE	HealthSouth Ridgelake Hospital
HealthSouth Medical Center, Inc.	AL	HEALTHSOUTH Medical Center; Corporate - Digital Hospital Plant Operations
HealthSouth Metro West Hospital, Inc.	DE
HEALTHSOUTH OF HENDERSON, INC.	DE	HealthSouth Rehabilitation Hospital of Henderson

HealthSouth of Mechanicsburg, Inc.	DE

HEALTHSOUTH Rehabilitation of Mechanicsburg - Acute Rehab Hospital; HEALTHSOUTH Regional Work Performance and Hand Center; HEALTHSOUTH Rehab Center/New Cumberland; HEALTHSOUTH Sports Medicine & Rehabilitation Center; HEALTHSOUTH L.I.F.E. (Living Independently in Functional Environments); HEALTHSOUTH Rehabilitation Center-Country Meadows West; HEALTHSOUTH Rehabilitation Hospital of Mechanicsburg

HealthSouth of Phenix City, Inc.	DE
HEALTHSOUTH OF SEA PINES LIMITED PARTNERSHIP	AL	HealthSouth Sea Pines Rehabilitation Hospital
HEALTHSOUTH OF YORK, INC.	DE

HealthSouth Rehabilitation Hospital of York; HealthSouth Rehabilitation Center of Industrial Highway; HealthSouth Rehabilitation Center - Shrewsbury; HealthSouth Rehabilitation Center - Red Lion; HealthSouth Rehabilitation Center of Queen Street; HealthSouth Rehabilitation Center - Chester Square; HealthSouth at Country Meadows of Leader Heights; HealthSouth at Country Meadows of York

HEALTHSOUTH Rehabilitation Center, Inc.	SC	HealthSouth Rehabilitation Hospital; HealthSouth Sports Medicine & Rehabilitation Center
HealthSouth Rehabilitation Hospital of Arlington Limited Partnership	AL	HEALTHSOUTH Rehabilitation Hospital of Arlington
HealthSouth Rehabilitation Hospital of South Jersey, LLC	DE	HealthSouth Rehabilitation Hospital of Vineland
HEALTHSOUTH Specialty Hospital, Inc.	TX	HealthSouth Medical Center; HealthSouth Dallas Medical Center; HSMC Home Health; HealthSouth Medical Center
HealthSouth Specialty Hospital of Union, Inc.	DE
HEALTHSOUTH Sub-Acute Center of Mechanicsburg, Inc.	DE	HealthSouth Rehabilitation of Mechanicsburg-Renova; HealthSouth Regional Specialty Hospital; HealthSouth Transitional Rehabilitation Center; HealthSouth Rehabilitation Hospital for Special Services
HEALTHSOUTH Surgery Center of Aventura, L.P.	TN	Surgery Center of Aventura

HEALTHSOUTH Tri-State Regional Rehabilitation Hospital Limited Partnership	AL	HealthSouth Tri-State Rehabilitation Hospital
HEALTHSOUTH of Altoona, Inc.	DE

HealthSouth Rehabilitation Hospital of Altoona; HealthSouth Rehabilitation Center - Regency Square; HealthSouth Bedford Rehabilitation Center; HealthSouth Rehabilitation Center - Blair Orthopedics; HealthSouth Rehabilitation Center - Tyrone; HealthSouth Rehabilitation and Orthopedics Center - Altoona; HealthSouth Rehabilitation Center - Meadowbrook Plaza; HealthSouth Rehabilitation Center - Richland; HealthSouth Rehabilitation Center - Edensburg

HEALTHSOUTH of Austin, Inc.	DE	HealthSouth Rehabilitation Hospital of Austin
HEALTHSOUTH of Charleston, Inc.	DE	HealthSouth Rehabilitation Hospital of Charleston
HEALTHSOUTH of Dothan, Inc.	AL	HealthSouth Rehabilitation Hospital
HealthSouth of East Tennessee, LLC	DE	HEALTHSOUTH Rehabilitation Hospital
HEALTHSOUTH of Erie, Inc.	DE

HealthSouth Rehabilitation Center of Erie; HealthSouth Lake Erie Institute of Rehabilitation; HealthSouth Rehabilitation Center - Sterrettania; HealthSouth Rehabilitation Hospital of Erie; HealthSouth Occupational Health Services; HealthSouth Rehabilitation Center - Family First Sports Park; Progressive Rehabilitation Center of Erie

HEALTHSOUTH of Fort Smith, LLC	DE	HealthSouth Home Health Services; HealthSouth Rehabilitation Hospital of Fort Smith
HEALTHSOUTH of Houston, Inc.	DE	HealthSouth Rehabilitation Hospital of North Houston; HealthSouth Home Health Agency of North Houston
HEALTHSOUTH of Montgomery, Inc.	AL	HealthSouth Rehabilitation Hospital of Montgomery

HEALTHSOUTH of Pittsburgh, Inc.	DE

HealthSouth Hospital of Pittsburgh; HealthSouth Rehabilitation Center - Center Road; HealthSouth Rehabilitation Center - Connellsville; HealthSouth Rehabilitation Center - Hempfield; HealthSouth Rehabilitation Center - Lebanon Church Road; HealthSouth Rehabilitation Center - Manchester; HealthSouth Rehabilitation Center - Mcknight Road; HealthSouth Rehabilitation Center - Monroeville; HealthSouth Rehabilitation Center - North Versailles; HealthSouth Rehabilitation Center - Schenley Gardens; HealthSouth Rehabilitation Center - Allison Park

HEALTHSOUTH of Reading, Inc.	DE

HealthSouth Reading Rehabilitation Hospital - Boyertown; HealthSouth Reading Rehabilitation Hospital - Pottstown; HealthSouth Reading Rehabilitation Hospital - Wyomissing; HealthSouth of Reading-Green Hills; HealthSouth Reading Rehabilitation At Outlook Pointe; HealthSouth Reading Rehabilitation Hospital

HEALTHSOUTH of San Antonio, Inc.	DE	HealthSouth Rehabilitation Institute of San Antonio; HealthSouth Rehabilitation Hospital of San Antonio; Rioa
HEALTHSOUTH of Sewickley, Inc.	DE

HealthSouth Bridgeville Outpatient Rehabilitation Center; HealthSouth Chippewa Outpatient Rehabilitation Center; HealthSouth Hospitals of Pittsburgh; HealthSouth Darlington Outpatient Rehabilitation Center; HealthSouth Edgeworth Outpatient Rehabilitation Center; HealthSouth Rehabilitation Hospital of Sewickley; HealthSouth Wexford Outpatient Rehabilitation Center

HEALTHSOUTH of South Carolina, Inc.	DE	HealthSouth Rehabilitation Hospital
HEALTHSOUTH of Spring Hill, Inc.	DE	HealthSouth Rehabilitation Hospital

HEALTHSOUTH of Tallahassee Limited Partnership	AL

HealthSouth - Sterling House; HealthSouth Rehabilitation Center of Perry; HealthSouth Rehabilitation Center of Wakulla County; HealthSouth Rehabilitation Hospital of Tallahassee; HealthSouth Outpatient Center - Meadows; HealthSouth Outpatient Center - Woodmount; HealthSouth Outpatient Rehabilitation Center of Tallahassee; HealthSouth Rehabilitation Center - Madison; HealthSouth Rehabilitation Center - HealthSouth Rehabilitation Center -

HEALTHSOUTH of Texarkana, Inc.	DE

HealthSouth Evaluation Center; HealthSouth Rehabilitation Hospital of Texarkana; HealthSouth Rehabilitation Center - Texarkana; Texarkana Impairment Center; HealthSouth Rehabilitation Hospital of Texarkana

HEALTHSOUTH of Texas, Inc.	TX	HealthSouth Evaluation Center; HealthSouth Rehabilitation Center - Mid Cities; HealthSouth Evaluation Center; Impairment Center of Ft. Worth; Houston Impairment Center
HEALTHSOUTH of Toms River, Inc.

HealthSouth Garden State Rehabilitation Hospital; HealthSouth Neurocenter of Plainsboro; HealthSouth Rehabilitation Hospital of New Jersey; HealthSouth Rehabilitation Center - Toms River; HealthSouth Rehabilitation Center - Plainsboro; HealthSouth Rehabilitation Center - Silverton; HealthSouth Rehabilitation Center - Whiting; HealthSouth Rehabilitation Center of Wall; HealthSouth Rehabilitation Hospital of Toms River; HealthSouth Rehabilitation Center of Plainsboro

HEALTHSOUTH of Utah, Inc.	DE	HealthSouth Home Health Services; HealthSouth Western Rehabilitation Institute; HealthSouth Rehabilitation Hospital of Utah
HEALTHSOUTH of Yuma, Inc.	DE

HEALTHSOUTH/Deaconess, L.L.C.	IN	HealthSouth Deaconess Rehabilitation Hospital; HealthSouth Tri-State Rehabilitation Hospital
HEALTHSOUTH/Methodist Rehabilitation Hospital Limited Partnership	TN	HealthSouth Rehabilitation Hospital - North
HealthSouth of Ft. Lauderdale Limited Partnership	AL

HealthSouth Comprehensive Pain Care Center; HealthSouth Occupational Rehabilitation & Hand Therapy Center; HealthSouth Sunrise Comprehensive Pain Care Center; HealthSouth Sunrise Outpatient Center; HealthSouth Sunrise Outpatient Center at Forest Trace; HealthSouth Sunrise Rehabilitation Hospital

HealthSouth of Midland, Inc.	DE	HealthSouth Home Care of Midland-Odessa; HealthSouth Rehabilitation Hospital of Midland
HealthSouth of Nittany Valley, Inc.	DE

HealthSouth Center for Recovery At Nittany Valley; HealthSouth Rehabilitation Center of Lewistown; HealthSouth Rehabilitation Center of State College; HealthSouth Rehabilitation Center of Bellefonte; HealthSouth Rehabilitation Center of Mifflintown; HealthSouth Rehabilitation Center Mill Hall; HealthSouth Spine & Rehabilitation Center; HealthSouth Nittany Valley Rehabilitation Hospital; HealthSouth Outlook Pointe At Loyalsock

HealthSouth of Treasure Coast, Inc.	DE

HealthSouth Rehabilitation Center - Ft. Pierce; HealthSouth Rehabilitation Center - Treasure Coast; HealthSouth Treasure Coast Rehabilitation Hospital; HealthSouth Treasure Coast Rehabilitation; HealthSouth Treasure Coast Rehabilitation - Dodgertown; HealthSouth Treasure Coast Rehabilitation Services

HealthSouth Bakersfield Rehabilitation Hospital Limited Partnership	AL	HealthSouth Rehabilitation Center of Techachapi; HealthSouth Bakersfield Rehabilitation Hospital

HealthSouth Meridian Point Rehabilitation Hospital Limited Partnership	AL	HealthSouth Scottsdale Rehabilitation Hospital
HealthSouth Northern Kentucky Rehabilitation Hospital Limited Partnership	AL	HealthSouth Northern Kentucky Rehabilitation Hospital
HealthSouth Rehabilitation Center of New Hampshire, Ltd.	AL	HEALTHSOUTH Rehabilitation Hospital
HealthSouth Rehabilitation Hospital of Arlington Limited Partnership	AL	HEALTHSOUTH Rehabilitation Center/North Arlington; HEALTHSOUTH Rehabilitation Hospital of Arlington
HealthSouth Rehabilitation Hospital of New Mexico, Ltd.	AL	HEALTHSOUTH Rehabilitation Hospital; HealthSouth Home Health of Albuquerque
HealthSouth Rehabilitation Hospital of Manati, Inc.	DE
HealthSouth Rehabilitation Hospital of Odessa, Inc.	DE
HealthSouth Surgery Center of Baton Rouge, Inc.	DE
HealthSouth Surgery Center of Baton Rouge, Inc.	TN	HealthSouth Surgi-Center of Baton Rouge
HealthSouth Valley of the Sun Rehabilitation Hospital Limited Partnership	AL	HealthSouth Valley of The Sun Rehabilitation Hospital
HealthSouth of Largo Limited Partnership	AL	HealthSouth Rehabilitation Center of Tarpon Springs; HealthSouth Rehabilitation Hospital; HealthSouth Town N'Country; HealthSouth Seminole
HealthSouth of Sarasota Limited	AL

HealthSouth Bee Ridge Therapy Center; HealthSouth Fort Myers Therapy Center; HealthSouth Gulf Gate Therapy Center; HealthSouth Northside Therapy Center; HealthSouth Rehabilitation Center - Ft. Myers; HealthSouth Rehabilitation Center- Northside; HealthSouth Rehabilitation Hospital of Sarasota; HealthSouth Aaron Mattes Therapy Center; Outpatient Rehabilitation & Sports Medicine Center

HealthSouth Provo Surgical Center Limited Partnership	DE	HEALTHSOUTH Provo Surgical Center
HealthSouth S.C. of Charlotte, Inc.	DE
Houston Rehabilitation Associates	DE	HEALTHSOUTH Houston Rehabilitation Institute; HEALTHSOUTH Hospital of Houston
Joliet Surgery Center Limited Partnership	IL	HEALTHSOUTH Amsurg Surgery Center, L.P.
K.C. Rehabilitation Hospital, Inc.	DE	Mid America Rehabilitation Hospital

Kansas Rehabilitation Hospital, Inc.	DE	Kansas Rehabilitation Hospital, A Joint Venture of HealthSouth and Stormont-Vail Healthcare; KRH Home Health, A Division of Kansas Rehabilitation Hospital
Kokomo Rehabilitation Hospital, Inc.	DE	HEALTHSOUTH Rehabilitation Hospital of Kokomo
Kokomo Rehabilitation Hospital, L.P.	DE	WORKABLE of CENTRAL INDIANA
Lakeshore System Services of Florida, Inc.	FL

HealthSouth Emerald Coast Outpatient Center; HealthSouth Emerald Coast Rehabilitation Clinic; HealthSouth Emerald Coast Rehabilitation Hospital; HealthSouth Emerald Coast Sports & Rehabilitation Center; HealthSouth Outpatient Sleep Clinic; HealthSouth Emerald Coast Rehabilitation Center; HealthSouth Rehabilitation Center of Crestview

Lakeview Rehabilitation Group Partners	KY	HEALTHSOUTH Lakeview Rehabilitation Hospital of Central Kentucky; HealthSouth Lakeview Outpatient
Nevada Rehabilitation Hospital, Inc.	DE
New England Home Health Care, Inc.	MA

HealthSouth New England Rehab Hospital; HealthSouth Rehabilitation Center at Hunt; HealthSouth Rehabilitation Center; HealthSouth Rehabilitation Center At New England Rehabilitation Hospital; HealthSouth Rehabilitation Center of Lowell; HealthSouth Rehabilitation Center - Keleher

New England Rehabilitation Management Co, Inc.	NH	Fairlawn Rehabilitation Hospital
New England Rehabilitation Services of Central Massachusetts, Inc.	MA	Fairlawn Rehabilitation Hospital
NIA of Indian River, Inc.	TN
North County Surgery Center, L.P.	GA	HEALTHSOUTH Surgery Center of North County
North Louisiana Rehabilitation Center, Inc.	LA	HealthSouth Specialty Hospital of North Louisiana
Northwest Arkansas Rehabilitation Assoc.	AR	HEALTHSOUTH Rehabilitation Hospital, a Partner with Regional; HEALTHSOUTH Sports Medicine & Rehabilitation Center - Mid-Cities
Northwest Surgicare, Ltd.	IL	HealthSouth Northwest Surgicare
NSC Connecticut, Inc.	CT
Piedmont HealthSouth Rehabilitation, LLC	SC
Plano Health Associates LP	DE
Premier Ambulatory Surgery of Forest Park, Inc.	TX
Premier Ambulatory Surgery of Tri-Valley, Inc.	CA

Rehab Concepts Corporation	DE	Clear Lakes Concepts Corp.
Rehabilitation Hospital Corporation Of America	DE

HealthSouth Chesapeake Rehabilitation Hospital; HealthSouth Rehabilitation Hospital of Virginia; American Rehabilitation Hospital Corporation; HealthSouth Rehabilitation Center - Vienna; HealthSouth Southern Hills Rehabilitation Center; HealthSouth Rehabilitation Center - Bluefield; HealthSouth Southern Hills Rehabilitation Hospital; HealthSouth Western Hills Regional Rehabilitation Hospital

Rehabilitation Hospital of Colorado Springs, Inc.	DE

HealthSouth Rehabilitation Center At The Pavilion; HealthSouth Rehabilitation Hospital of Colorado Springs; HealthSouth Transitional Care Unit; Hand Centers of Colorado; HealthSouth Rehabilitation Center of Skyline; HealthSouth Rehabilitation Center - Colorado Springs; HealthSouth Rehabilitation Center - North Pueblo; Occupational Medicine Centers of Colorado; The Language - Learning Center, Inc.; The Womens Center For Rehabilitation

Rehabilitation Hospital of Fredericksburg, Inc.	DE	HealthSouth Rehabilitation Hospital of Fredericksburg
Rehabilitation Hospital of Nevada - Las Vegas, Inc.	DE	HEALTHSOUTH Rehabilitation Hospital Of Las Vegas
Rehabilitation Hospital of Nevada - Las Vegas, L.P.	DE	HealthSouth Rehabilitation Hospital - Charleston Clinic; HealthSouth Rehabilitation Hospital of Las Vegas
Rehabilitation Hospital of Petersburg, Inc.	DE	HealthSouth Rehabilitation Hospital of Petersburg
Rehabilitation Hospital of Phenix City, LLC	AL	Regional Rehabilitation Hospital
Rehabilitation Institute Of Western Massachusetts, Inc.	MA	HealthSouth Sports Medicine and Rehabilitation Center - Belchertown; HealthSouth Rehabilitation Hospital of Western Massachusetts
Romano Rehabilitation Hospital, Inc.	TX	HealthSouth Hospital of Houston; Houston Rehabilitation Institute
Rusk Rehabilitation Center, LLC	MO	Howard A. Rusk Rehabilitation Center
Sarasota LTAC Properties, LLC	FL

Saint Barnabas / HEALTHSOUTH Rehab Center LLC	NJ	Rehabilitation Hospital of Tinton Falls, A Joint Venture of HealthSouth And Monmouth Medical Center
San Angelo Imaging Affiliates, Inc.	TX
Sherwood Rehabilitation Hospital, Inc.	DE
Southeast Texas Rehabilitation Hospital, Inc.	TX
Southern Arizona Regional Rehabilitation Hospital, L.P.	DE	HealthSouth Rehabilitation Hospital of Southern Arizona; HealthSouth Rehabilitation Center - Park/Ajo
Surgicare of Joliet, Inc.	IL
Tarrant County Rehabilitation Hospital, Inc.	TX	HEALTHSOUTH City View Rehabilitation Hospital; HealthSouth Rehabilitation Center of Burleson
Tyler Rehab Associates LP	DE	HealthSouth Rehabilitation Hospital of Tyler, an Affiliate of Trinity Mother
Tyler Rehabilitation Hospital, Inc.	TX
University of Virginia/HEALTHSOUTH, L.L.C.	VA	HealthSouth Rehabilitation Center; UVA-HealthSouth Rehabilitation Hospital
Van Matre Rehabilitation Center LLC	IL	Van Matre HealthSouth Rehabilitation Hospital
Vanderbilt Stallworth Rehabilitation Hospital, L.P.	TN	Vanderbilt Stallworth Rehabilitation Hospital
West Virginia Rehabilitation Hospital, Inc.	WV	HealthSouth Mountain View Regional Rehabilitation Hospital
Western Medical Rehabilitation Associates, L.P.	DE	HealthSouth Tustin Rehabilitation Hospital
Yuma Rehabilitation Hospital, LLC	AZ	Yuma Rehabilitation Hospital, A Partnership of HealthSouth & Yuma Regional Medical Center